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                                                                    EXHIBIT 23.4

CONSENT OF INDEPENDENT AUDITORS

The Board of Members
Redball, LLC

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading of "Experts".


                                             /s/ KPMG LLP

Minneapolis, Minnesota
March 28, 2001